UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: May 31
Date of reporting period: May 31, 2009

ITEM 1.      REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MAY 31, 2009

Western Asset Institutional Government Money Market Fund

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity.

What’s inside

Letter from the chairman	I
Fund overview	1
Portfolio at a glance — Government Portfolio	5
Fund expenses	6
Western Asset Institutional Government Money Market Fund
Statement of assets and liabilities	8
Statement of operations	9
Statements of changes in net assets	10
Financial highlights	11
Notes to financial statements	12
Report of independent registered public accounting firm	21
Additional information	22
Important tax information	29
Government Portfolio
Schedule of investments	30
Statement of assets and liabilities	34
Statement of operations	35
Statement of changes in net assets	36
Financial highlights	37
Notes to financial statements	38
Report of independent registered public accounting firm	41
Board approval of management and subadvisory agreements	42
Additional information	46

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended May 31, 2009. Looking back, U.S. gross domestic product (“GDP”)[i] growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as first quarter 2009 GDP declined 5.5%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) – which has the final say on when one begins and ends – announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles has been the accelerating weakness in the labor market. Since December 2007, approximately six million jobs have been shed and we have experienced seventeen consecutive months of job losses, matching the record that occurred during the 1981-82 recession. In addition, the unemployment rate continued to move steadily higher, rising from 8.9% in April to 9.4% in May 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months and, while home prices continued to fall, the pace of the decline has moderated somewhat. Other economic news also seemed to be “less negative.” Inflation remained low, May retail sales (excluding gasoline) were modestly higher and consumer sentiment rose a fourth straight month in June, albeit from a very low level. In addition, while 345,000 jobs were lost in May, it was substantially less than April’s 504,000 decline and the smallest monthly loss since September 2008.

Western Asset Institutional Government Money Market Fund  |  I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Looking back, after reducing the federal funds rateiii from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent — a historic low — and has maintained this stance thus far in 2009. In conjunction with the June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

II  |  Western Asset Institutional Government Money Market Fund

During the twelve-month reporting period ended May 31, 2009, both short-and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended May 31, 2009, two-year Treasury yields fell from 2.66% to 0.92%. Over the same time frame, ten-year Treasury yields moved from 4.06% to 3.47%.

During the reporting period, the yields available from money market instruments fluctuated and ultimately moved lower. The current market challenges have not affected the Fund’s $1.00 share price. Additionally, we believe that the current situation should not affect the Fund’s $1.00 share price, going forward. Over time, we also believe that the Fund’s returns should remain competitive.

Special shareholder notice

The Board of Trustees of the Fund has determined that it is advisable and in the best interests of the Fund and its shareholders for the Fund to operate in a master/feeder structure. As a result, effective as of March 2, 2009, the Fund pursues its investment objective by investing substantially all of its investable assets in Government Portfolio, a newly organized investment company with the same investment objective and investment strategies and policies as the Fund.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

Western Asset Institutional Government Money Market Fund  |  III

Letter from the chairman continued

The Fund has elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program (the “Guarantee Program”) for money market funds. Only shareholders who held shares in the Fund as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase or redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008.

If the number of shares held fluctuates over the period, the shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the then-current amount, whichever is less. For those eligible shareholders, any increase in the number of shares held in the Fund after September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with a fund or broker-dealer, any future investment in the Fund will not be guaranteed. The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department has further extended the Guarantee Program through September 18, 2009. The Fund has elected to participate in these extensions. Legg Mason believes this program will provide support to our shareholders as we manage through this market environment.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

• Fund prices and performance,

• Market insights and commentaries from our portfolio managers, and

• A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected the Fund’s performance.

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

IV  |  Western Asset Institutional Government Money Market Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 26, 2009

[i] Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Institutional Government Money Market Fund  |  V

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. The Fund invests in securities through an underlying mutual fund, Government Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Fund. The Portfolio invests exclusively in short-term U.S. government obligations, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities and U.S. Treasury securities, and related repurchase agreements.

The Portfolio invests only in high-quality securities, which are those rated, at the time of purchase, by a nationally recognized statistical rating organization in one of the two highest short-term rating categories or, if unrated, are deemed to be of equivalent quality. The Portfolio may invest in “structured securities” specifically structured so they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features.

At Western Asset Management Company (“Western Asset”), the Fund’s and the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. fixed-income market experienced periods of extreme volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)[i] monetary policy caused bond prices to fluctuate.

The yields on two- and ten-year Treasuries began the reporting period at 2.66% and 4.06%, respectively. Treasury yields moved higher in early June 2008, as the economy performed better than expected. In addition, inflationary pressures mounted as oil prices surged to record levels. During this time, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, beginning in mid-June, seizing credit markets triggered an extreme flight to quality. Investor risk aversion further intensified from September through November given the severe disruptions in the global financial markets. As a result, investors were drawn to the relative safety of Treasuries, while riskier portions of the bond market performed poorly.

Western Asset Institutional Government Money Market Fund 2009 Annual Report  |  1

Fund overview continued

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveii. This was due to concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 0.92% and 3.47%, respectively.

In terms of money market securities, they also experienced periods of volatility during the fiscal year. Money market yields spiked in October 2008 as the financial crisis peaked. As the period progressed, the credit markets showed signs of thawing and global confidence returned to the market as evidenced by a significant improvement in short-term risk indices. Looking at the fiscal year as a whole, the yields available from money market securities fell sharply as central banks in the U.S. and abroad lowered interest rates in a coordinated attempt to stimulate economic growth and improve liquidity in the financial system.

Q. How did we respond to these changing market conditions?

A. When the reporting period began, the Portfolio was more “laddered,” meaning we held money market securities with various maturities across the yield curve. As the reporting period progressed and there were tentative signs that the economy might be nearing a bottom, we moved to more of a “barbelled” structure for the Portfolio by emphasizing securities in the shorter- and longer-term portions of the money market yield curve. We also increased exposure to U.S. Treasury securities in light of a decline in the outstanding debt of agency discount notes. Over the period, agency discount note issuance declined as government agencies sought to issue longer-term debt and become less reliant on short-term borrowings. On the other hand, Treasury bill supply rose as cash demands by the U.S. Department of the Treasury increased, resulting in narrowing spreads and thus making Treasury bills more attractive.

Performance review

As of May 31, 2009, the seven-day current yield for Institutional shares[1] of Western Asset Institutional Government Money Market Fund was 0.36% and the seven-day effective yield, which reflects compounding, was 0.36%.[2]

[1]	Prior to March 2, 2009, Institutional shares were known as Class A shares. The fees and expenses associated with this class remain unchanged.

[2]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2  |  Western Asset Institutional Government Money Market Fund 2009 Annual Report

WESTERN ASSET INSTITUTIONAL GOVERNMENT MONEY MARKET FUND (INSTITUTIONAL SHARES) Yields as of May 31, 2009 (unaudited)
Seven-day current yield[1]	0.36%
Seven-day effective yield[1]	0.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

A. We maintained a long maturity for the Portfolio during the fiscal year. This was beneficial as it enabled us to lock in higher rates for a longer period as short-term yields fell during the fiscal year. Given the turmoil and uncertainty in the financial markets, our exposure to Treasuries was also a positive factor for the Fund.

Thank you for your investment in Western Asset Institutional Government Money Market Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 16, 2009

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset Institutional Government Money Market Fund 2009 Annual Report  |  3

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is still possible to lose money by investing in the Fund. Although the Fund invests in U.S. government obligations, U.S. government obligations are not necessarily backed by the full faith and credit of the United States, and an investment in the Fund is neither insured nor guaranteed by the U.S. government. Please see the Fund’s prospectus for more information on these and other risks.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4  |  Western Asset Institutional Government Money Market Fund 2009 Annual Report

Portfolio at a glance (unaudited)
Government Portfolio

The Fund invests all of its investable assets in Government Portfolio, the investment breakdown as of the dates shown below.

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	Prior to March 2, 2009, the Fund invested directly in investment securities.

Western Asset Institutional Government Money Market Fund 2009 Annual Report  |  5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs including other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2008 and held for the six months ended May 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[3]

Western Asset Institutional Government Money Market Fund – Institutional Shares	0.39%	$1,000.00	$1,003.90	0.25%	$1.25

[1]	For the six months ended May 31, 2009.

[2]

Assumes reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance figure is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratio. These fees are not covered by any expense cap currently in effect.

6  |  Western Asset Institutional Government Money Market Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[2]

Western Asset Institutional Government Money Market Fund – Institutional Shares	5.00%	$1,000.00	$1,023.68	0.25%	$1.26

[1]	For the six months ended May 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratio. These fees are not covered by any expense cap currently in effect.

Western Asset Institutional Government Money Market Fund 2009 Annual Report  |  7

Statement of assets and liabilities
May 31, 2009

ASSETS:
Investment in Government Portfolio, at value	$12,021,492,766
Receivable for Fund shares sold	4,459,747
Prepaid expenses	710,716

Total Assets	12,026,663,229

LIABILITIES:
Investment management fee payable	879,358
Distributions payable	333,478
Payable for Fund shares repurchased	295,573
Trustees’ fees payable	22,730
Accrued expenses	118,140

Total Liabilities	1,649,279

TOTAL NET ASSETS	$12,025,013,950

NET ASSETS:
Par value (Note 3)	$120,244
Paid-in capital in excess of par value	12,024,252,471
Undistributed net investment income	327,289
Accumulated net realized gain on investments	313,946

TOTAL NET ASSETS	$12,025,013,950

Shares Outstanding	12,024,372,715
Net Asset Value	$1.00

See Notes to Financial Statements.

8  |  Western Asset Institutional Government Money Market Fund 2009 Annual Report

Statement of operations
For the Year Ended May 31, 2009

INVESTMENT INCOME:
Interest	$116,489,770
Income from Government Portfolio (Note 1)	20,348,142
Allocated net expenses from Government Portfolio (Note 1)	(2,721,073)

Total Investment Income	134,116,839

EXPENSES:
Investment management fee (Note 2)	14,777,484
Treasury Guarantee Program fees (Note 9)	2,285,396
Registration fees	399,385
Legal fees	282,965
Trustees’ fees	146,826
Insurance	83,181
Transfer agent fees	54,623
Shareholder reports	40,165
Custody fees	39,092
Audit and tax	25,661
Miscellaneous expenses	52,271

Total Expenses	18,187,049
Less: Fees paid indirectly (Note 1)	(8,782)

Net Expenses	18,178,267

NET INVESTMENT INCOME	115,938,572

Net Realized Gain From:
Investment transactions	467,797
Government Portfolio (Note 1)	102,287

Net Realized Gain	570,084

INCREASE IN NET ASSETS FROM OPERATIONS	$116,508,656

See Notes to Financial Statements.

Western Asset Institutional Government Money Market Fund 2009 Annual Report  |  9

Statements of changes in net assets

FOR THE YEARS ENDED MAY 31,	2009	2008

OPERATIONS:
Net investment income	$115,938,572	$175,482,295
Net realized gain	570,084	97,031

Increase in Net Assets From Operations	116,508,656	175,579,326

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(115,611,283)	(175,482,295)
Net realized gains	(327,289)	(22,158)

Decrease in Net Assets From Distributions to Shareholders	(115,938,572)	(175,504,453)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	27,891,485,367	22,418,428,905
Reinvestment of distributions	110,553,456	163,364,048
Cost of shares repurchased	(23,250,433,140)	(16,628,697,409)

Increase in Net Assets From Fund Share Transactions	4,751,605,683	5,953,095,544

INCREASE IN NET ASSETS	4,752,175,767	5,953,170,417

NET ASSETS:
Beginning of year	7,272,838,183	1,319,667,766

End of year*	$12,025,013,950	$7,272,838,183

*Includes undistributed net investment income of:	$327,289	—

See Notes to Financial Statements.

10  |  Western Asset Institutional Government Money Market Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:

INSTITUTIONAL SHARES†	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.014	0.041	0.050	0.038	0.018
Net realized gain (loss)[1]	0.000	0.000	0.000	(0.000)	0.000

Total income from operations	0.014	0.041	0.050	0.038	0.018

LESS DISTRIBUTIONS FROM:
Net investment income	(0.014)	(0.041)	(0.050)	(0.038)	(0.018)
Net realized gains	(0.000)[1]	(0.000)[1]	—	—	—

Total distributions	(0.014)	(0.041)	(0.050)	(0.038)	(0.018)

NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	1.45%	4.18%	5.14%	3.85%	1.83%

NET ASSETS, END OF YEAR (MILLIONS)	$12,025	$7,273	$1,320	$720	$958

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.24%[3,4]	0.22%	0.29%[5]	0.32%	0.32%
Net expenses[6]	0.24 [3,4,8]	0.19 [7,8]	0.23 [5,7]	0.22 [7]	0.23 [7]
Net investment income	1.30	3.71	5.03	3.77	1.66

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Government Portfolio’s allocated expenses.

[4]	Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.21%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.29% and 0.23%, respectively.

[6]	As a result of a voluntary expense limitation, the ratios of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.23%.

[7]	Reflects fee waivers and/or reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

†	Effective March 2, 2009, Class A shares were renamed Institutional Class.

See Notes to Financial Statements.

Western Asset Institutional Government Money Market Fund 2009 Annual Report  |  11

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Institutional Government Money Market Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 2, 2009, the Fund invests all of its investable assets in Government Portfolio (the “Portfolio”), a newly organized separate investment series of Master Portfolio Trust that has the same objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment reflects the Fund’s proportionate interest (97.0% at May 31, 2009) in the net assets of the Portfolio. Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income. Effective March 2, 2009, the Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

(c) Security transactions and investment income. Prior to March 2, 2009, security transactions were accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, was recorded on the accrual basis. The cost of investments sold was determined by use of the specific identification method.

(d) Method of allocation. All the net investment income and net realized gains and losses of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are

12  |  Western Asset Institutional Government Money Market Fund 2009 Annual Report

declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that Fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses in the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreements, the Fund and the Portfolio pay investment management fees calculated daily and paid monthly, at an annual rate of the Fund’s and the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

Western Asset Institutional Government Money Market Fund 2009 Annual Report  |  13

Notes to financial statements continued

AVERAGE DAILY NET ASSETS	PORTFOLIO	FUND	TOTAL

First $1 billion	0.100%	0.150%	0.250%
Next $1 billion	0.100	0.125	0.225
Next $3 billion	0.100	0.100	0.200
Next $5 billion	0.100	0.075	0.175
Over $10 billion	0.100	0.050	0.150

Prior to March 2, 2009, under the then effective investment management, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE

First $1 billion	0.250%
Next $1 billion	0.225
Next $3 billion	0.200
Next $5 billion	0.175
Over $10 billion	0.150

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended May 31, 2009, the Fund had a voluntary expense limitation in place of 0.23% of the Fund’s average daily net assets of Institutional shares (formerly, Class A shares) of the Fund.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of beneficial interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $0.00001 per share.

14  |  Western Asset Institutional Government Money Market Fund 2009 Annual Report

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	INSTITUTIONAL SHARES

Daily
6/30/2009	$0.000282

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2009	2008

Distributions Paid From:
Ordinary income	$115,938,572	$175,504,453

As of May 31, 2009, there were no significant differences between the book and tax components of net assets.

5. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Funds, and Citigroup Global Markets Inc. (“CGM”) a former distributor of the Funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Funds (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found the SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials

Western Asset Institutional Government Money Market Fund 2009 Annual Report  |  15

Notes to financial statements continued

provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

6. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the

16  |  Western Asset Institutional Government Money Market Fund 2009 Annual Report

Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Western Asset Institutional Government Money Market Fund 2009 Annual Report  |  17

Notes to financial statements continued

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

7. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

18  |  Western Asset Institutional Government Money Market Fund 2009 Annual Report

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

8. Recent accounting pronouncement

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

9. Treasury guarantee

The Fund has elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s

Western Asset Institutional Government Money Market Fund 2009 Annual Report  |  19

Notes to financial statements continued

account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department has further extended the Guarantee Program through September 18, 2009. The Fund has elected to participate in this extension.

In order to participate in the Guarantee Program during the initial term, the Fund has paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008. The fee for participation in each extension was 0.015%. These fees are not covered by any expense cap currently in effect.

20  |  Western Asset Institutional Government Money Market Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Institutional Government Money Market Fund, a series of Legg Mason Partners Institutional Trust, as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Institutional Government Money Market Fund as of May 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 24, 2009

Western Asset Institutional Government Money Market Fund 2009 Annual Report  |  21

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Western Asset Institutional Government Money Market Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Institutional Shareholders Services at 1-800-625-4554.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)

A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years

Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

22  |  Western Asset Institutional Government Money Market Fund

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

Western Asset Institutional Government Money Market Fund  |  23

Additional information (unaudited) continued
Information about Trustees and Officers

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years

Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

24  |  Western Asset Institutional Government Money Market Fund

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	61

Other board member- ships held by Trustee

Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

Western Asset Institutional Government Money Market Fund  |  25

Additional information (unaudited) continued
Information about Trustees and Officers

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	138
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

26  |  Western Asset Institutional Government Money Market Fund

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Western Asset Institutional Government Money Market Fund  |  27

Additional information (unaudited) continued
Information about Trustees and Officers

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

28  |  Western Asset Institutional Government Money Market Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2009:

Distributions paid:	JUNE 2008 - DECEMBER 2008	JANUARY 2009 - MAY 2009
Interest from federal obligations	46.96%	55.74%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

100% of the ordinary income distributions paid monthly by the Fund represents Qualified Net Investment Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Institutional Government Money Market Fund  |  29

Schedule of investments
May 31, 2009

GOVERNMENT PORTFOLIO

FACE AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENTS — 101.6%
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 78.6%
	U.S. Government Agencies — 63.6%
	Federal Farm Credit Bank (FFCB):
	Bonds:
$100,000,000	1.150% due 6/2/09(a)	$100,000,000
100,000,000	1.150% due 6/15/09(a)	99,998,846
25,000,000	0.700% due 8/4/09(a)	25,000,000
50,000,000	0.770% due 8/25/09(a)	50,002,356
75,000,000	0.770% due 8/27/09(a)	75,000,000
100,000,000	0.199% due 9/21/09(a)	99,984,768
100,000,000	0.360% due 9/25/09(a)	99,984,075
40,000,000	0.736% due 11/9/09(a)	40,000,000
75,000,000	1.700% due 11/10/09(a)	75,000,000
125,000,000	1.250% due 11/12/09(a)	125,000,000
60,000,000	0.166% due 11/20/09(a)	59,933,531
150,000,000	1.250% due 11/24/09(a)	150,000,000
75,000,000	1.200% due 12/15/09(a)	75,134,251
60,500,000	0.360% due 12/21/09(a)	60,173,364
25,000,000	0.730% due 1/4/10(a)	25,000,000
75,000,000	0.370% due 3/5/10(a)	75,000,000
100,000,000	0.650% due 7/15/10(a)	99,988,689
50,000,000	0.900% due 7/16/10(a)	50,000,000
150,000,000	0.550% due 7/23/10(a)	149,358,700
97,000,000	0.840% due 9/17/10(a)	96,297,506
50,000,000	0.559% due 12/23/10(a)	50,000,000
50,000,000	0.556% due 1/20/11(a)	50,000,000
	Discount Notes:
92,000,000	0.160% due 6/12/09(b)	91,995,502
40,000,000	2.905% due 6/15/09(b)	39,955,667
50,000,000	2.446% due 6/16/09(b)	49,950,000
30,000,000	0.170% due 6/23/09(b)	29,996,883
25,000,000	0.170% due 6/24/09(b)	24,997,285
70,000,000	1.720% - 2.858% due 7/15/09(b)	69,807,500
25,000,000	0.541% due 8/3/09(b)	24,976,375
25,000,000	0.180% due 8/7/09(b)	24,991,625
50,000,000	1.928% due 8/19/09(b)	49,791,528
40,000,000	1.518% due 9/9/09(b)	39,833,333
20,000,000	2.957% due 9/15/09(b)	19,830,400
28,050,000	0.733% due 10/5/09(b)	27,978,332
50,000,000	1.623% due 10/22/09(b)	49,682,222
50,000,000	1.937% due 11/9/09(b)	49,575,139
35,000,000	2.146% due 11/18/09(b)	34,652,917
75,000,000	1.678% due 12/2/09(b)	74,367,500
30,000,000	0.806% due 12/21/09(b)	29,864,667
40,000,000	0.705% due 12/22/09(b)	39,841,333
25,000,000	0.786% due 1/5/10(b)	24,881,917

See Notes to Financial Statements.

30  |  Government Portfolio 2009 Annual Report

GOVERNMENT PORTFOLIO

FACE AMOUNT	SECURITY	VALUE
	U.S. Government Agencies — 63.6% continued
$100,000,000	Notes, 0.930% due 2/19/10(a)	$99,949,399
	Federal Home Loan Bank (FHLB):
	Bonds:
45,000,000	0.876% due 8/5/09(a)	44,997,295
100,000,000	0.304% due 8/6/09(a)	99,997,313
50,000,000	0.370% due 8/7/09(a)	50,000,000
75,000,000	0.243% due 8/27/09(a)	74,996,457
100,000,000	1.136% due 9/4/09(a)	99,939,425
50,000,000	1.126% due 10/5/09(a)	50,000,000
100,000,000	0.306% due 1/13/10(a)	99,852,953
150,000,000	1.032% due 6/29/10(a)	150,000,000
	Discount Notes:
50,000,000	0.180% due 6/3/09(b)	49,999,500
25,000,000	0.180% due 6/4/09(b)	24,999,625
100,000,000	0.170% due 6/5/09(b)	99,998,111
50,000,000	0.501% due 6/22/09(b)	49,985,417
75,000,000	0.200% - 3.370% due 7/15/09(b)	74,887,555
200,000,000	0.150% due 7/24/09(b)	199,955,833
30,000,000	0.567% due 7/31/09(b)	29,971,750
73,600,000	0.522% due 9/29/09(b)	73,472,427
33,240,000	0.406% due 10/2/09(b)	33,194,004
25,000,000	0.723% due 10/8/09(b)	24,935,500
77,008,000	0.784% - 0.805% due 11/18/09(b)	76,721,049
33,370,000	0.784% due 11/20/09(b)	33,245,641
37,715,000	1.813% due 11/24/09(b)	37,386,796
58,000,000	0.351% due 12/4/09(b)	57,895,117
25,000,000	0.815% due 12/30/09(b)	24,880,750
50,000,000	0.512% due 1/12/10(b)	49,840,625
40,000,000	0.512% due 1/15/10(b)	39,870,800
100,000,000	Notes, 0.330% due 8/7/09(a)	99,996,319
	Federal Home Loan Mortgage Corp. (FHLMC):
	Discount Notes:
200,000,000	0.160% due 6/2/09(b)(c)	199,999,111
65,000,000	0.501% - 3.040% due 6/22/09(b)(c)	64,945,313
73,570,000	0.250% due 6/24/09(b)(c)	73,558,249
70,000,000	0.466% due 6/29/09(b)(c)	69,974,683
30,000,000	0.572% due 7/27/09(b)(c)	29,973,400
100,000,000	0.180% due 8/3/09(b)(c)	99,968,500
75,000,000	0.577% due 8/10/09(b)(c)	74,916,146
30,000,000	0.693% due 9/14/09(b)(c)	29,939,625
50,000,000	0.703% due 9/21/09(b)(c)	49,891,111
50,000,000	0.441% due 10/5/09(b)(c)	49,923,000
20,000,000	3.168% due 10/13/09(b)(c)	19,771,456
97,950,000	0.341% - 0.346% due 10/19/09(b)(c)	97,819,556
119,827,000	0.310% - 2.125% due 11/9/09(b)(c)	119,185,923

See Notes to Financial Statements.

Government Portfolio 2009 Annual Report  |  31

Schedule of investments continued
May 31, 2009

GOVERNMENT PORTFOLIO

FACE AMOUNT	SECURITY	VALUE
	U.S. Government Agencies — 63.6% continued
$125,000,000	0.502% due 12/31/09(b)(c)	$124,630,209
75,000,000	0.877% due 1/8/10(b)(c)	74,599,437
	Notes:
75,000,000	0.305% due 9/18/09(a)(c)	75,000,000
25,000,000	0.308% due 9/18/09(a)(c)	24,999,138
50,000,000	0.289% due 9/21/09(a)(c)	50,000,000
100,000,000	1.071% due 12/7/09(a)(c)	99,812,488
50,000,000	1.039% due 7/12/10(a)(c)	50,000,000
50,000,000	1.039% due 7/14/10(a)(c)	49,995,614
100,000,000	1.244% due 9/3/10(a)(c)	99,962,210
50,000,000	1.193% due 9/24/10(a)(c)	50,051,919
50,000,000	0.896% due 5/5/11(a)(c)	49,969,980
	Federal National Mortgage Association (FNMA):
	Discount Notes:
75,000,000	0.250% due 6/24/09(b)(c)	74,988,021
100,000,000	0.250% due 6/29/09(b)(c)	99,980,556
25,000,000	0.501% due 7/15/09(b)(c)	24,984,722
61,144,000	0.551% due 7/30/09(b)(c)	61,088,885
100,000,000	0.180% due 8/5/09(b)(c)	99,967,500
10,234,000	3.095% due 8/7/09(b)(c)	10,176,479
25,000,000	3.082% due 9/1/09(b)(c)	24,808,333
50,000,000	0.703% due 9/14/09(b)(c)	49,897,917
140,000,000	0.602% - 2.244% due 9/25/09(b)(c)	139,647,972
30,685,000	0.451% due 10/1/09(b)(c)	30,638,205
50,000,000	0.734% due 10/5/09(b)(c)	49,872,250
125,000,000	0.703% due 11/6/09(b)(c)	124,615,972
69,634,000	0.300% due 11/12/09(b)(c)	69,538,834
50,000,000	0.300% due 11/16/09(b)(c)	49,930,000
50,000,000	0.461% due 12/21/09(b)(c)	49,870,305
50,655,000	0.431% due 12/22/09(b)(c)	50,531,571
122,632,000	0.542% - 0.582% due 12/28/09(b)(c)	122,236,376
50,000,000	0.542% due 12/29/09(b)(c)	49,841,750
50,000,000	0.522% due 12/30/09(b)(c)	49,846,889
100,000,000	0.421% - 0.603% due 12/31/09(b)(c)	99,698,250
	Notes:
75,000,000	0.410% due 9/3/09(a)(c)	75,000,000
15,000,000	6.625% due 9/15/09(c)	15,166,389
50,000,000	1.052% due 1/21/10(a)(c)	50,000,000
100,000,000	1.029% due 7/13/10(a)(c)	99,988,839
100,000,000	0.966% due 8/5/10(a)(c)	99,942,808
100,000,000	0.800% due 5/13/11(a)(c)	99,980,521
	Total U.S. Government Agencies	7,879,922,284

See Notes to Financial Statements.

32  |  Government Portfolio 2009 Annual Report

GOVERNMENT PORTFOLIO

FACE AMOUNT	SECURITY	VALUE

	U.S. Government Obligation — 0.4%
$46,000,000	U.S. Treasury Notes, 3.625% due 7/15/09	$46,191,355

	U.S. Treasury Bills — 14.6%
	U.S. Treasury Bills:
200,000,000	0.145% - 0.190% due 6/4/09(b)	199,997,208
200,000,000	0.170% - 0.175% due 7/30/09(b)	199,943,458
200,000,000	0.215% due 6/11/09(b)	199,988,056
25,000,000	0.130% due 6/25/09(b)	24,997,833
25,000,000	2.350% due 7/2/09(b)	24,950,594
200,000,000	0.170% due 7/23/09(b)	199,950,888
200,000,000	0.170% - 0.195% due 8/6/09(b)	199,933,083
50,000,000	0.481% due 8/13/09(b)	49,951,333
140,000,000	0.185% - 0.491% due 8/20/09(b)	139,915,333
50,000,000	0.496% due 8/27/09(b)	49,940,187
175,000,000	0.300% - 0.305% due 10/29/09(b)	174,779,167
125,000,000	0.331% due 11/5/09(b)	124,820,105
75,000,000	0.613% - 0.638% due 11/19/09(b)	74,779,719
72,795,000	0.300% due 11/27/09(b)	72,686,414
50,000,000	0.709% due 12/17/09(b)	49,805,146
25,000,000	0.705% due 3/11/10(b)	24,862,430

	Total U.S. Treasury Bills	1,811,300,954

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS	9,737,414,593

	Repurchase Agreements — 23.0%
500,000,000	Bank of America N.A., tri-party repurchase agreement, dated 5/29/09, 0.150% due 6/1/09; Proceeds at maturity - $500,006,250 (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.250% due 7/2/09 to 8/15/22; Market value - $510,000,084)	500,000,000
1,000,000,000	Barclays Capital Inc., tri-party repurchase agreement, dated 5/29/09, 0.170% due 6/1/09; Proceeds at maturity - $1,000,014,167; (Fully collateralized by various U.S. government agency obligations, 1.250% to 6.875% due 11/30/10 to 8/15/25; Market value - $1,020,000,027)	1,000,000,000
1,347,589,000	Deutsche Bank Securities Inc., tri-party repurchase agreement, dated 5/29/09, 0.170% due 6/1/09; Proceeds at maturity - $1,347,608,091 (Fully collateralized by U.S. government agency obligation, 3.000% due 1/13/14; Market value - $1,374,541,495)	1,347,589,000

	Total Repurchase Agreements	2,847,589,000

	TOTAL INVESTMENTS — 101.6% (Cost — $12,585,003,593#)	12,585,003,593
	Liabilities in Excess of Other Assets — (1.6)%	(196,329,174)

	TOTAL NET ASSETS — 100.0%	$12,388,674,419

(a)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2009.

(b)	Rate shown represents yield-to-maturity.

(c)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Government Portfolio 2009 Annual Report  |  33

Statement of assets and liabilities

Government Portfolio
May 31, 2009

ASSETS:
Investments, at value	$9,737,414,593
Repurchase agreements, at value	2,847,589,000
Cash	166
Interest receivable	4,564,379
Prepaid expenses	12,011

Total Assets	12,589,580,149

LIABILITIES:
Payable for securities purchased	199,936,000
Investment management fee payable	794,368
Trustees’ fees payable	20,256
Accrued expenses	155,106

Total Liabilities	200,905,730

TOTAL NET ASSETS	$12,388,674,419

REPRESENTED BY:
Paid-in capital	$12,388,674,419

See Notes to Financial Statements.

34  |  Government Portfolio 2009 Annual Report

Statement of operations

Government Portfolio
For the Period Ended May 31, 2009†

INVESTMENT INCOME:
Interest	$20,655,067

EXPENSES:
Investment management fee (Note 2)	2,767,171
Legal fees	203,688
Trustees’ fees	61,280
Audit and tax	27,328
Insurance	26,572
Custody fees	20,944
Miscellaneous expenses	13,013

Total Expenses	3,119,996
Less: Fee waivers and/or expense reimbursements (Note 2)	(352,825)

Net Expenses	2,767,171

NET INVESTMENT INCOME	17,887,896

NET REALIZED GAIN ON INVESTMENTS	102,441

INCREASE IN NET ASSETS FROM OPERATIONS	$17,990,337

† For the period March 2, 2009 (inception date) to May 31, 2009.

See Notes to Financial Statements.

Government Portfolio 2009 Annual Report  |  35

Statement of changes in net assets

Government Portfolio

FOR THE PERIOD ENDED MAY 31,	2009†

OPERATIONS:
Net investment income	$17,887,896
Net realized gain	102,441

Increase in Net Assets From Operations	17,990,337

CAPITAL TRANSACTIONS:
Proceeds from contributions	14,689,469,208
Value of withdrawals	(2,318,785,126)

Increase in Net Assets From Capital Transactions	12,370,684,082

INCREASE IN NET ASSETS	12,388,674,419

NET ASSETS:
Beginning of period	—

End of period	$12,388,674,419

† For the period March 2, 2009 (inception date) to May 31, 2009.

See Notes to Financial Statements.

36  |  Government Portfolio 2009 Annual Report

Financial highlights

Government Portfolio

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:
2009 [1]

NET ASSETS, END OF PERIOD (MILLIONS)	$12,389

Total return[2]	0.26%

RATIOS TO AVERAGE NET ASSETS:

Gross expenses[3]	0.11%
Net expenses[3,4,5]	0.10
Net investment income[3]	0.65

[1]	For the period March 2, 2009 (inception date) to May 31, 2009.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	Annualized.

[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.10%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Government Portfolio 2009 Annual Report  |  37

Notes to financial statements

1. Organization and significant accounting policies

Government Portfolio (the “Portfolio”) is a no-load, as of March 2, 2009, a newly organized diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At May 31, 2009, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

	MAY 31, 2009	QUOTED PRICES (LEVEL 1)	SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

Investments in securities	$12,585,003,593	—	$12,585,003,593	—

38  |  Government Portfolio 2009 Annual Report

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Interest income and expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

(d) Fees paid indirectly. The Portfolio’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio. If material, the amount is shown as a reduction of expenses in the Statement of Operations.

(e) Income taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for the current year and has concluded that as of May 31, 2009, no provision for income tax would be required in the Portfolio’s financial statements.

(f) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Government Portfolio 2009 Annual Report  |  39

Notes to financial statements continued

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

During the period ended May 31, 2009, the Portfolio had a voluntary expense limitation in place of 0.10% of the Portfolio’s average daily net assets.

During the period ended May 31, 2009, LMPFA waived a portion of its fee in the amount of $352,825.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Portfolio’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board (“FASB”) of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities”, requires enhanced disclosure about an entity’s derivative and hedging activities.

The Portfolio may not invest in derivative instruments.

4. Recent accounting pronouncement

In April 2009, FASB issued FASB Staff Position No. 157-4. “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Portfolio’s financial statement disclosures.

40  |  Government Portfolio 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Investors
Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Portfolio, a series of Master Portfolio Trust, as of May 31, 2009, and the related statements of operations and changes in net assets, and the financial highlights for the period from March 2, 2009 (inception date) to May 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Portfolio as of May 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 2, 2009 (inception date) to May 31, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 24, 2009

Government Portfolio 2009 Annual Report  |  41

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Master Portfolio Trust (the “Trust”) held on February 12-13, 2009, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an initial two-year period a management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Fund. The Board, including the Independent Trustees, also approved for an initial two-year period a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement, and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the proposed management and sub-advisory arrangements for the Fund, certain portions of which are discussed below. The Board noted that the Fund was a new fund that will operate as a “master fund” in a “master-feeder” structure, and the existing Western Asset Institutional Government Money Market Fund (the “Feeder Fund”), a series of Legg Mason Partners Institutional Trust that has operated on a stand-alone basis, was being converted into a feeder fund that would invest substantially all of its assets in the Fund. The Board also noted that the Fund would be managed in the same way that Western Asset Institutional Government Money Market Fund has been managed, and that management had proposed the creation of the Fund in order to take advantage of potential opportunities to raise additional assets, both onshore and offshore, in the U.S. government money market fund space. The discussion below covers both the proposed advisory and the administrative functions to be rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the proposed advisory functions to be rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also discussed the proposed Management Agreement and Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining

42  |  Government Portfolio

whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services to be provided under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement. In considering the nature, extent and quality of services expected to be provided under the Management Agreement and the Sub-Advisory Agreement, the Board took into account information provided in conjunction with the most recent contract review for the funds in the complex, including the Feeder Fund. The Board also noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds in the Legg Mason Partners fund complex, including other master-feeder funds, and the Manager’s role in coordinating the activities of the Subadviser and other service providers. The Board’s evaluation of the services expected to be provided to the Fund by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services expected to be provided by the Manager and the Subadviser included maintaining and monitoring their own and the Fund’s compliance programs established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of persons who were proposed to serve as the Fund’s senior personnel as well as members of the portfolio management team expected to be primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the Fund’s portfolio management team would be comprised of the same persons currently managing the Feeder Fund. The Board considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager, and the Subadviser.

The Board also considered the expected division of responsibilities between the Manager and the Subadviser and the oversight expected to be provided by the Manager. In addition, management reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that the nature, extent and quality of services expected to be provided under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Government Portfolio  |  43

Board approval of management and subadvisory
agreements (unaudited) continued

Fund performance

The Board noted that the Fund was newly organized and thus did not have any performance history of its own. The Board noted, however, that as part of its oversight of the Feeder Fund the Board has reviewed and considered the investment performance of the Feeder Fund, and most recently had approved an extension of the management and sub-advisory agreements for the Feeder Fund at its November 2008 meeting. In addition, the Trustees noted that they would be receiving and discussing with management, at periodic intervals, Fund performance information, including comparisons of Fund performance against — among other things — a benchmark, as well as performance information for a group of funds selected by Lipper, Inc., an independent provider of investment company data.

Management fees and expected expense ratios

The Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) to be payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Subadviser. The Board noted that the compensation expected to be paid to the Subadviser would be paid by the Manager, not the Fund, out of its management fee. In addition, the Board noted that the Manager had contractually agreed to waive part of the Contractual Management Fee or reimburse the Fund for certain expenses.

The Board noted that it had previously reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. In this regard, the Manager had reviewed with the Board the differences in the scope of services provided to funds like the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts.

The Board noted that it had previously received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. In addition, the Board received and considered information which showed that the Fund’s Contractual Management Fee was competitive with the management fees paid by certain other comparable funds.

Taking all of the above into consideration, the Board determined that the proposed management fee and the sub-advisory fee for the Fund were

44  |  Government Portfolio

reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Economies of scale

The Board discussed whether the Manager realizes economies of scale as the Fund’s assets grow, taking into account information provided in conjunction with the most recent contract review for the funds in the complex, including the Feeder Fund. The Board noted that the Manager had instituted breakpoints in the Feeder Fund’s contractual management fee, reflecting the potential for reducing the Feeder Fund’s contractual management fee as the Feeder Fund grows. The Board considered whether the breakpoint fee structure would be a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Feeder Fund’s asset levels. The Board determined that the proposed management fee structure for the Fund was reasonable.

Other expected benefits to the manager and the subadviser

The Board considered other benefits that the Manager, the Subadviser and their affiliates were expected to receive as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the proposed commitment of the Manager and the Subadviser to the Fund, the Board considered as reasonable the ancillary benefits that the Manager and its affiliates were expected to receive if the Management Agreement and the Sub-Advisory Agreement were approved.

* * *

In light of all of the foregoing, the Board determined that approval of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders, and approved those agreements for an initial two-year period.

Government Portfolio  |  45

Additional information (unaudited)

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Portfolio. Information about the Trustees and Officers of the Fund can be found on pages 22 through 28 of this report.

46  |  Government Portfolio

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Western Asset Institutional Government Money Market Fund

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
     Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan H. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management
Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

Independent registered
public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Western Asset Institutional Government Money Market Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland business trust.

WESTERN ASSET INSTITUTIONAL GOVERNMENT MONEY MARKET FUND 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Institutional Shareholder Services at 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Institutional Shareholder Services at 1-800-625-4554, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Institutional Government Money Market Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC
WASX011869 7/09 SR09-854

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2008 and May 31, 2009 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,600 in 2008 and $61,315 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $13,500 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $0 in 2008 and $12,000 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee August implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
          A. Benton Cocanougher
          Jane F. Dasher
          Mark T. Finn
          Rainer N. K. Greeven
          Stephen R. Gross
          Richard E. Hanson, Jr.
          Diana R. Harrington
          Susan M. Heilbron
          Susan B. Kerley
          Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)

under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	August 5, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	August 5, 2009

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date:	August 5, 2009